Exhibit 10.1
EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT
THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of March 24, 2016 (this “Amendment”), among WESCO AIRCRAFT HOLDINGS, INC., a Delaware corporation (“Holdings”), WESCO AIRCRAFT HARDWARE CORP., a California corporation (the “Borrower”), the Subsidiary Guarantors, BARCLAYS BANK PLC, as Administrative Agent (as defined below), Collateral Agent (as defined below) and Swingline Lender, and the Lenders party hereto.

W I T N E S S E T H

WHEREAS, Holdings, the Borrower, the Lenders from time to time party thereto and BARCLAYS BANK PLC, as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent (in such capacity, the “Collateral Agent”, and collectively with the Administrative Agent, in such capacities, the “Agent”), Issuing Lender and Swingline Lender, are parties to a Credit Agreement, dated as of December 7, 2012 (as amended by that certain First Amendment to Credit Agreement dated as of February 28, 2014, that certain Second Amendment to Credit Agreement and Guarantee and Collateral Agreement dated as of September 2, 2014 and as further amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, the Borrower has requested that the Required Lenders, the Required Covenant Lenders and the Swingline Lender, pursuant to Section 10.1 of the Existing Credit Agreement, amend certain provisions of the Existing Credit Agreement (as so amended, the “Amended Credit Agreement”) to (i) reduce the maximum amount permitted to be incurred under a Cash-Capped Incremental Facility pursuant to Section 2.25(a)(i) of the Existing Credit Agreement, (ii) amend the Consolidated Total Leverage Ratio levels in the financial covenant set forth in Section 7.1(a) of the Existing Credit Agreement and (iii) make certain other amendments as set forth below;

WHEREAS, Barclays Bank PLC is the sole lead arranger, sole bookrunner and sole syndication agent (in such capacity, the “Third Amendment Lead Arranger”) for this Third Amendment; and

WHEREAS, Holdings, the Borrower, the Required Lenders, the Required Covenant Lenders, the Swingline Lender and the Agent wish to amend the Existing Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE – DEFINED TERMS. Capitalized terms used herein (including in the foregoing recitals hereto) but not otherwise defined herein shall have the meanings assigned thereto in the Amended Credit Agreement. The provisions of Section 1.2 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION TWO – EXISTING CREDIT AGREEMENT AMENDMENTS.

Effective as of the Third Amendment Effective Date:

(a)Section 1.1 of the Existing Credit Agreement is hereby amended by inserting therein the following defined terms in the appropriate alphabetical order:
“Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation”: with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority”: any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Third Amendment”: that certain Third Amendment to Credit Agreement dated as of March 24, 2016.

“Third Amendment Effective Date”: as defined in the Third Amendment.

“Write-Down and Conversion Powers”: with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)The definition of “Defaulting Lender” within Section 1.1 of the Existing Credit Agreement is hereby amended by (i) deleting the word “or” at the end of subclause (d)(ii) and (ii) adding “or (iii) become the subject of a Bail-In-Action” immediately before the semicolon within clause (d).

(c)Section 2.7(f) of the Existing Credit Agreement is hereby amended by replacing the phrase “No reallocation hereunder” with the phrase “Subject to Section 10.23, no reallocation hereunder” in the second sentence thereof.

(d)Section 2.25(a)(i) of the Existing Credit Agreement is hereby amended by replacing the reference to “$150,000,000” with “$100,000,000”.

(e)Section 7.1(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Consolidated Total Leverage Ratio. Permit the Consolidated Total Leverage Ratio of Holdings as at the last day of any period of four consecutive fiscal quarters of Holdings ending during any period set forth below to exceed the ratio set forth below opposite such period:

Period	Consolidated Total Leverage Ratio
June 30, 2014	5.25 : 1.00
September 30, 2014	5.25 : 1.00
December 31, 2014	5.00 : 1.00
March 31, 2015	5.00 : 1.00
June 30, 2015	4.75 : 1.00
September 30, 2015	4.75 : 1.00
December 31, 2015	4.50 : 1.00
March 31, 2016	4.50 : 1.00
June 30, 2016	4.50 : 1.00
September 30, 2016	4.50 : 1.00
December 31, 2016	4.25 : 1.00
March 31, 2017	4.00 : 1.00
June 30, 2017	3.75 : 1.00
September 30, 2017 and thereafter	3.75 : 1.00”

(f)	The Existing Credit Agreement is hereby amended by inserting the following new Section 10.23:

“10.23         Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Secured Party that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)
the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Secured Party that is an EEA Financial Institution; and

(b)	the effects of any Bail-in Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority .”

SECTION THREE – CONDITIONS TO EFFECTIVENESS. This Amendment and the amendments set forth in Section Two shall become effective on the date (the “Third Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(a)Execution of this Amendment. The Loan Parties and Lenders constituting the Required Lenders, the Required Covenant Lenders and the Swingline Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Administrative Agent (or its counsel);

(b)Amendment Fee. The Borrower shall have paid, or caused to be paid, to the Administrative Agent, for the account of each Revolving Lender and each Tranche A Term Lender that consents to this Amendment at or prior to 2:00 p.m. New York City time on March 24, 2016 an amendment fee (the “Amendment Fee”) for each such Lender in an amount equal to 0.25% of the sum of (1) the outstanding principal amount of such Lender’s Tranche A Term Loans immediately prior to the occurrence of the Third Amendment Effective Date plus (2) the amount of such Lender’s Revolving Commitment immediately prior to the occurrence of the Third Amendment Effective Date. The Amendment Fee shall be payable in immediately available funds on the Third Amendment Effective Date. Once paid, the Amendment Fee shall not be refundable.

(c)Other Fees and Expenses. The Borrower shall have paid, or caused to be paid, to the Administrative Agent and the Third Amendment Lead Arranger, respectively, all fees and other amounts due and payable under or in connection with this Amendment, and all reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, including, without limitation, the reasonable and documented fees and disbursements and other charges of Milbank, Tweed, Hadley & McCloy LLP, counsel to the Administrative Agent and the Third Amendment Lead Arranger; and

The Administrative Agent shall notify the parties hereto of the Third Amendment Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, this Amendment shall not become effective unless each of the foregoing conditions is satisfied at or prior to 11:59 p.m. New York City time on March 24, 2016.

SECTION FOUR – REPRESENTATIONS AND WARRANTIES; NO DEFAULTS. In order to induce the Lenders to enter into this Amendment, each of the Loan Parties represents and warrants, on the Third Amendment Effective Date, to each of the Lenders and the Administrative Agent that:

(a)this Amendment and the Amended Credit Agreement each constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and the implied covenants of good faith and fair dealing;

(b)all of the representations and warranties contained in Section 4 of the Amended Credit Agreement and in the other Loan Documents are true and correct in all material respects on the Third Amendment Effective Date as if made on and as of such date (unless such representation or warranty relates to a specific date, in which case such representation or warranty was true and correct in all material respects as of such specific date; provided, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates); and

(c)no Default or Event of Default exists as of the Third Amendment Effective Date immediately prior to and after giving effect to this Amendment.

SECTION FIVE – SECURITY. The Loan Parties acknowledge that notwithstanding the effectiveness of this Amendment, (a) the Guarantee and Collateral Agreement shall continue to be in full force and effect, (b) the Guarantor Obligations of each Guarantor are not impaired or affected and (c) all guarantees made by the Loan Parties pursuant to the Guarantee and Collateral Agreement and all Liens granted by the Loan Parties as security for the Borrower Obligations and the Guarantor Obligations pursuant to the Guarantee and Collateral Agreement continue in full force and effect; and, further, confirm and ratify their respective obligations under each of the Loan Documents executed by the Loan Parties, as amended hereby.

SECTION SIX – SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION SEVEN – CONTINUING EFFECT; NO OTHER WAIVERS OR AMENDMENTS. Except as expressly set forth herein, this Amendment shall not (i) constitute a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Amended Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or (ii) by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Loan Parties under the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances. After the Third Amendment Effective Date, any reference in any Loan Document to the “Credit Agreement” shall mean the Amended Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement and the other Loan Documents.

SECTION EIGHT – COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic (i.e. “pdf”) transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION NINE – GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.12 and 10.18 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION TEN – SIGNIFICANT MODIFICATION. For purposes of determining withholding Taxes imposed under FATCA, from and after the Third Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Amended Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

WESCO AIRCRAFT HARDWARE CORP.

By:    /s/Richard J. Weller
Name:    Richard J. Weller
Title:    EVP & Chief Financial Officer

WESCO AIRCRAFT HOLDINGS, INC.

By:    /s/Richard J. Weller
Name:    Richard J. Weller
Title:    EVP & Chief Financial Officer

INTERFAST USA HOLDINGS INC.

By:    /s/Richard J. Weller
Name:    Richard J. Weller
Title:    Treasurer

HAAS GROUP, LLC

By:    /s/Richard J. Weller
Name:    Richard J. Weller
Title:    Treasurer

HAAS HOLDINGS, LLC

By:    /s/Richard J. Weller
Name:    Richard J. Weller
Title:    Treasurer

HAAS GROUP INTERNATIONAL, LLC

By:    /s/Richard J. Weller
Name:    Richard J. Weller
Title:    Treasurer

NETMRO, LLC

By:    /s/Richard J. Weller
Name:    Richard J. Weller
Title:    Treasurer

HAAS TCM OF ISRAEL INC.

By:    /s/Richard J. Weller
Name:    Richard J. Weller
Title:    Treasurer

BARCLAYS BANK PLC, as Administrative Agent, Collateral Agent and Swingline Lender

By:    /s/Craig Malloy
Name:    Craig Malloy
Title:    Director

E. SUN COMMERCIAL BANK, LTD.,
LOS ANGELES BRANCH, as a Lender

By:    /s/Edward Chen
Name:    Edward Chen
Title:    Senior VP & General Manager

Morgan Stanley Bank, N.A.
By:    /s/Dmitriy Barskiy
Name:    Dmitriy Barskiy
Title:    Authorized Signatory

SIEMENS FINANCIAL SERVICES, INC
By:    /s/Michael L. Zion
Name:    Michael L. Zion
Title:    Vice President Siemens Financial Services, Inc.
SIEMENS FINANCIAL SERVICES, INC
By:    /s/Philip Marrone
Name:    Philip Marrone
Title:    Vice President
Hua Nan Commercial Bank, Ltd., Los Angeles Branch
By:    /s/I-HUI LIAO
Name:    I-HUI LIAO
Title:    Deputy General Manager

AZB FUNDING
By:    /s/Kei Kajimura
Name:    Kei Kajimura
Title:    Authorized Signatory

City National Bank
By:    /s/Jeanine Smith
Name:    Jeanine Smith
Title:    Senior Vice President

STIFEL BANK & TRUST
By:    /s/Benjamin L. Dodd
Name:    Benjamin L. Dodd
Title:    Senior Vice President

MANUFACTURERS BANK
By:    /s/Sandy Lee
Name:    Sandy Lee
Title:    Vice President

Citizens Bank & Trust Company
By:    /s/Kenneth Roberson
Name:    Kenneth Roberson
Title:    Senior Vice President

Citizens Bank & Trust Company
By:    /s/Kenneth Roberson
Name:    Kenneth Roberson
Title:    Senior Vice President

Citizens Bank & Trust Company
By:    /s/Kenneth Roberson
Name:    Kenneth Roberson
Title:    Senior Vice President

Citizens Bank & Trust Company
By:    /s/Kenneth Roberson
Name:    Kenneth Roberson
Title:    Senior Vice President

Taiwan Cooperative Bank, Los Angeles Branch
By:    /s/Ming-Chih Chen
Name:    Ming-Chih Chen
Title:    VP & General Manager

CATHAY BANK
By:    /s/Nancy A. Moore
Name:    Nancy A. Moore
Title:    Senior Vice President

Branch Banking and Trust Company
By:    /s/Trevor Williams
Name:    Trevor Williams
Title:    Banking Officer

Black Diamond CLO 2005-2 Ltd.
BY: Black Diamond CLO 2005-2 Adviser, L.L.C.
As its Collateral Manager
By:    /s/Stephen H. Deckoff
Name    Stephen H. Deckoff
Title:    Managing Principal

Kingsland IV, Ltd.
BY: Kingsland Capital Management, LLC, as Manager
By:    /s/Katherine Kim
Name:    Katherine Kim
Title:    Authorized Signatory

Kingsland V, Ltd.
BY: Kingsland Capital Management, LLC, as Manager
By:    /s/Katherine Kim
Name:    Katherine Kim
Title:    Authorized Signatory

Ares XXXIV CLO Ltd.
By: Ares CLO Management LLC, its collateral manager
By:    /s/Seth Brufsky
Name:    Seth Brufsky
Title:    Authorized Signatory
:

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.
BY: ARES ENHANCED LOAN MANAGEMENT IR, L.P.,
AS PORTFOLIO MANAGER
BY: ARES ENHANCED LOAN IR GP, LLC,
ITS GENERAL PARTNER
By:    /s/Seth Brufsky
Name:    Seth Brufsky
Title:    Authorized Signatory

ARES IIIR/IVR CLO LTD.
BY: ARES CLO MANAGEMENT IIIR/IVR, L.P.,
ITS ASSET MANAGER
BY: ARES CLO GP IIIR/IVR, LLC,
ITS GENERAL PARTNER
By:    /s/Seth Brufsky
Name:    Seth Brufsky
Title:    Authorized Signatory
:

ARES XI CLO LTD.
BY: ARES CLO MANAGEMENT XI, L.P.,
ITS ASSET MANAGER
BY: ARES CLO GP XI, LLC,
ITS GENERAL PARTNER
By:    /s/Seth Brufsky
Name:    Seth Brufsky
Title:    Authorized Signatory

ARES XII CLO LTD.
BY: ARES CLO MANAGEMENT XII, L.P.,
ITS ASSET MANAGER
BY: ARES CLO GP XII, LLC,
ITS GENERAL PARTNER
By:    /s/Seth Brufsky
Name:    Seth Brufsky
Title:    Authorized Signatory
:

ARES XXII CLO LTD.
BY: ARES CLO MANAGEMENT XXII, L.P.,
ITS ASSET MANAGER
BY: ARES CLO GP XXII, LLC,
ITS GENERAL PARTNER
By:    /s/Seth Brufsky
Name:    Seth Brufsky
Title:    Authorized Signatory

ARES XXIII CLO LTD.
BY: ARES CLO MANAGEMENT XXIII, L.P.,
ITS ASSET MANAGER
BY: ARES CLO GP XXIII, LLC,
ITS GENERAL PARTNER
By:    /s/Seth Brufsky
Name:    Seth Brufsky
Title:    Authorized Signatory

ARES XXIV CLO LTD.
BY: ARES CLO MANAGEMENT XXIV, L.P.,
ITS ASSET MANAGER
BY: ARES CLO GP XXIV, LLC,
ITS GENERAL PARTNER
By:    /s/Seth Brufsky
Name:    Seth Brufsky
Title:    Authorized Signatory

ARES XXIX CLO LTD.
By: Ares CLO Management XXIX, L.P.,
its Asset Manager
By: Ares CLO GP XXIX, LLC,
its General Partner
By:    /s/Seth Brufsky
Name:    Seth Brufsky
Title:    Authorized Signatory

ARES XXV CLO LTD.
By: Ares CLO Management XXV, L.P.,
its Asset Manager
By: Ares CLO GP XXV, LLC,
its General Partner
By:    /s/Seth Brufsky
Name:    Seth Brufsky
Title:    Authorized Signatory

ARES XXVI CLO LTD.
By: Ares CLO Management XXVI, L.P.,
its Collateral Manager
By: Ares CLO GP XXVI, LLC,
its General Partner
By:    /s/Seth Brufsky
Name:    Seth Brufsky
Title:    Authorized Signatory

ARES XXVII CLO LTD.
By: Ares CLO Management XXVII, L.P.,
its Asset Manager
By: Ares CLO GP XXVII, LLC,
its General Partner
By:    /s/Seth Brufsky
Name:    Seth Brufsky
Title:    Authorized Signatory

ARES XXVIII CLO LTD.
By: Ares CLO Management XXVIII, L.P.,
its Asset Manager
By: Ares CLO GP XXVIII, LLC,
its General Partner
By:    /s/Seth Brufsky
Name:    Seth Brufsky
Title:    Authorized Signatory

ARES XXX CLO LTD.
By: Ares CLO Management XXX, L.P.,
its Asset Manager
By: Ares CLO GP XXX, LLC,
its General Partner
By:    /s/Seth Brufsky
Name:    Seth Brufsky
Title:    Authorized Signatory

Ares XXXI CLO Ltd.
By: Ares CLO Management XXXI, L.P.,
its Portfolio Manager
By: Ares Management LLC,
its General Partner
By:    /s/Seth Brufsky
Name:    Seth Brufsky
Title:    Authorized Signatory
:

Ares XXXII CLO Ltd.
By: Ares CLO Management XXXII, L.P.,
its Asset Manager
By:    /s/Seth Brufsky
Name:    Seth Brufsky
Title:    Authorized Signatory

Ares XXXIII CLO Ltd.
By: Ares CLO Management XXXIII, L.P.,
its Asset Manager
By:    /s/Seth Brufsky
Name:    Seth Brufsky
Title:    Authorized Signatory

Ares XXXV CLO Ltd.
By: Ares CLO Management LLC,
its asset manager
By:    /s/Seth Brufsky
Name:    Seth Brufsky
Title:    Authorized Signatory

Ares XXXVII CLO Ltd.
By: Ares CLO Management LLC,
its asset manager
By:    /s/Seth Brufsky
Name:    Seth Brufsky
Title:    Authorized Signatory

Dryden XI – Leveraged Loan CDO 2006, as Lender
By: PGIM, Inc., as Collateral Manager
By:    /s/Joseph Lemanowicz
Name:    Joseph Lemanowicz
Title:    Vice President

Dryden XVI – Leveraged Loan CDO 2006, as Lender
By: PGIM, Inc., as Collateral Manager
By:    /s/Joseph Lemanowicz
Name:    Joseph Lemanowicz
Title:    Vice President

Dryden XVIII – Leveraged Loan CDO 2007, as Lender
By: PGIM, Inc., as Collateral Manager
By:    /s/Joseph Lemanowicz
Name:    Joseph Lemanowicz
Title:    Vice President

North Dakota State Investment Board, as Lender
By: PGIM, Inc., as Investment Advisor
By:    /s/Joseph Lemanowicz
Name:    Joseph Lemanowicz
Title:    Vice President

North Dakota State Investment Board, as Lender
By: PGIM, Inc., as Investment Manager
By:    /s/Joseph Lemanowicz
Name:    Joseph Lemanowicz
Title:    Vice President

Prudential Investment Portfolios 9 – Prudential Absolute Return Bond Fund,
as Lender
By: PGIM, Inc., as Investment Advisor
By:    /s/Joseph Lemanowicz
Name:    Joseph Lemanowicz
Title:    Vice President

PNC Bank, National Association
By:    /s/Mahir J. Desai
Name:    Mahir J. Desai
Title:    Assistant Vice President

COMPASS BANK, as a Lender
By:    /s/James Ligman
Name:    James Ligman
Title:    Senior Vice President

JMP CREDIT ADVISORS CLO I LTD.
By: Cratos CDO Management, LLC
As Attorney-in-Fact
By: JMP Credit Advisors LLC
Its Manager
By:    /s/Christopher R. Bellamy
Name:    Christopher R. Bellamy
Title:    Director

BANK OF AMERICA, N.A.
By:    /s/Matt Powers
Name:    Matt Powers
Title:    Director

MUFG Union Bank, N.A. (f/k/a Union Bank, N.A.)
By:    /s/Eric George
Name:    Eric George
Title:    Director

Comerica Bank
By:    /s/Mark Skrzynski
Name:    Mark Skrzynski
Title:    Vice President

RAYMOND JAMES BANK, N.A.
By:    /s/Mike Pelletier
Name:    Mike Pelletier
Title:    Senior Vice President

KEYBANK NATIONAL ASSOCIATION
By:    /s/Marcel Fournier
Name:    Marcel Fournier
Title:    Vice President

Land Bank of Taiwan, New York Branch,
as a Lender
By:    /s/Arthur Chen
Name:    Arthur Chen
Title:    General Manager

JPMORGAN CHASE BANK, N.A.
By:    /s/Ling Li
Name:    Ling Li
Title:    Executive Director

CIT BANK N.A.
By:    /s/Mary Ann Jones
Name:    Mary Ann Jones
Title:    Director

LCM IX Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager
By:    /s/Marc Schluraff
Name:    Marc Schluraff
Title:    LCM Asset Management LLC

LCM X Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager
By:    /s/Marc Schluraff
Name:    Marc Schluraff
Title:    LCM Asset Management LLC

ROYAL BANK OF CANADA
By:    /s/Sinan Tarlan
Name:    Sinan Tarlan
Title:    Authorized Signatory

BANK OF THE WEST
By:    /s/M. Scott Nicholson
Name:    M. Scott Nicholson
Title:    Vice President

Sumitomo Mitsui Banking Corporation
By:    /s/David Kee
Name:    David Kee
Title:    Managing Director

HSBC Bank USA, National Association
By:    /s/ Steven F. Larsen
Name:    Steven F. Larsen
Title:    Vice President